UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 23, 2005

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	0-20838	75-2396863
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas		79705-5510
(Address of principal executive offices)		(Zip code)

Registrant’s Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐      Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.06  -  Material Impairments

On February 23, 2005, management of the Company concluded that a material charge for impairment of its acreage in the Black Warrior Basin of Mississippi was required under generally accepted accounting principles.  The Company is preparing to plug and abandon the Mississippi State University #1, a 17,000-foot exploratory well in Oktibbeha County targeting the Stones River formation, after attempts to complete the well as a commercial producer were unsuccessful.  The Company is also preparing to plug and abandon the Inez West et al #1, a 12,000-foot exploratory well in Webster County targeting the Penn formation.  The Company encountered mechanical problems while drilling to a secondary target formation, preventing the Company from further evaluation of the well.  The Company will record pre-tax charges of approximately $5.4 million during the fourth quarter of 2004 and $2.2 million during the first quarter of 2005 related to the abandonment of these wells.

Based on the drilling results of the Mississippi State University #1 and the Inez West et al #1, the Company will record a pre-tax charge of approximately $5.2 million during the fourth quarter of 2004 to impair the remainder of its Stones River acreage and a significant portion of its Penn acreage.  This charge is in addition to the previously announced impairment of $8.4 million recorded after the abandonment of the Weyerhaeuser #1 well in December 2004.  The Company is continuing to carry approximately $1.1 million of unimpaired acreage costs attributable to one prospect in the Black Warrior Basin that the Company believes is prospective for Penn production.

Item 7.01  -  Regulation FD Disclosures

A copy of a news release dated February 24, 2005 reporting an update on the Company’s Louisiana and Mississippi drilling operations is being furnished under this Item 7.01.  A copy of the release is attached as Exhibit 99.1.

A copy of a news release dated February 24, 2005 reporting the Company’s proved oil and gas reserves as of December 31, 2004 is being furnished under this Item 7.01.  A copy of the release is attached as Exhibit 99.2.

Item 9.01  -  Financial Statements and Exhibits

The following exhibits are provided as part of the information furnished under Item 7.01 of this report.

Exhibit Number	Description

99.1	News release dated February 24, 2005 reporting an update on the Company’s Louisiana and Mississippi drilling operations

99.2	News release dated February 24, 2005 reporting the Company’s proved oil and gas reserves as of December 31, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	February 24, 2005	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief Operating Officer

Date:	February 24, 2005	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief Financial Officer